================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 16, 2001

                                   ----------

                                  infoUSA INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                0-19598                                   47-0751545
        (Commission File Number)               (IRS Employer Identification No.)

5711 SOUTH 86TH CIRCLE, OMAHA, NEBRASKA                     68127
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (402) 593-4500


                                       N/A
          (Former name or former address, if changed since last report)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

c.       EXHIBITS

         EXHIBIT NO.     DESCRIPTION

            99.1         Press Release dated April 16, 2001

            99.2         Supplemental Information dated April 16, 2001

ITEM 9. REGULATION FD DISCLOSURE]

         On April 16, 2001, infoUSA Inc. issued the news release attached hereto as Exhibit 99.1 and the supplemental information attached hereto as Exhibit 99.2.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       infoUSA INC.
                                       (Registrant)


Date: April 18, 2001                   By: /s/ STORMY DEAN
                                          ------------------------------
                                          Name: Stormy Dean
                                          Title: Chief Financial Officer

                               INDEX TO EXHIBITS

          EXHIBIT
          NUMBER         DESCRIPTION
          -------        -----------
            99.1         Press Release dated April 16, 2001

            99.2         Supplemental Information dated April 16, 2001